UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Growth Stock Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks produced solid gains in the first half of 2011, as strong returns through April were trimmed by weakness in the last two months of the period. As the year began, equities advanced as the economy seemed to be strengthening and the Federal Reserve was buying $600 billion in Treasury securities to promote economic growth. Healthy corporate earnings and some merger activity underpinned much of the rally. Share prices reached new cycle highs by the end of April, overcoming headwinds such as political and social turmoil in various Middle East and North African countries, a spike in oil prices, and a catastrophic earthquake and tsunami in Japan. Weakness in May and June erased all of the earlier gains before a late-June surge brought the markets back.

PERFORMANCE COMPARISON

The Growth Stock Fund posted a return of 5.26% during the past six months, compared with returns of 6.83% for the Russell 1000 Growth Index and 5.24% for the Lipper Large-Cap Growth Funds Index. Fund results also lagged the broad market, as measured by the S&P 500 Index. (Results for Advisor and R Class shares were slightly lower, reflecting their different expense ratios.) The fund’s long-term relative performance remains favorable. Lipper ranked the Growth Stock Fund 306 of 776, 208 of 690, 214 of 600, and 24 of 379 large-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

So far in 2011, the equity markets and the general economy have followed a similar pattern to that of 2010, with a strong start to the year followed by weaker economic data and a sharp stock market pullback. There were plenty of concerns to go around during the past six months: the earthquake, tsunami, and nuclear crisis in Japan; the Chinese government’s efforts to slow its economy and cool inflation; the sustainability of the European bailout for Greece, which threatened to spread to other problem nations; Middle East unrest and the resulting spike in oil prices; ongoing weakness in the U.S. labor and housing markets; the wind-down of QE2 and its potential impact on the economy; and political wrangling over the U.S. budget deficit and attempts to raise the national borrowing limit.

Many of these concerns are not new. Markets were similarly concerned about Chinese tightening, the Greek debt problem, and the weak jobs and housing data a year ago, only to subsequently rally strongly into year-end. We take each of them seriously but don’t believe they will derail the global economic recovery. Admittedly, the domestic economy has made only grudging progress over the last year. Yet corporate earnings growth has been robust, as many companies that we have invested in are benefiting from faster economic growth overseas. Moreover, we suspect that the next change in the U.S. will be a change for the better, with more sustainable growth driving better earnings growth for companies within the U.S. and potentially higher stock valuations.

PORTFOLIO REVIEW

Stock selection in energy was by far the primary detractor from relative performance versus the Russell 1000 Growth Index. Peabody Energy, the largest U.S. coal producer, has been suffering from various macroeconomic issues. The company’s Australian operation, which supplies coal to China, is facing headwinds from higher costs and tightening of the Chinese economy. Murphy Oil, a global oil and gas exploration and production company, reported a sharp decrease in earnings as a prospective well turned out to be dry. The company announced plans to sell off some refineries to remain focused on production; however, we eliminated our position due to concerns about the company’s exploration prowess and future production growth. Cameron International, a manufacturer of oil and gas pressure control equipment, suffered from cost overruns on a subsea project. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

During the period, we selectively purchased energy stocks based on our conviction in individual companies. We generally seek energy companies with access to reliable, high-quality energy sources; solid production growth; and strong demand drivers operating in areas where bringing on new supply is difficult.

Telecommunication services was another negative sector for the fund, due to an overweight allocation and stock selection within the group. Tower companies, including Crown Castle International, suffered from talks about further consolidation among wireless service providers after AT&T announced its acquisition of T-Mobile, which could lead to decommissioning of some tower sites. However, our experience with similar mergers in the past leads us to believe that these concerns are overdone, and we added to our position in American Tower on the sell-off. We continue to believe that tower companies will benefit from spending related to next-generation wireless technology and the explosion of smartphones and tablet computers.

On a positive note, stock selection in information technology was the primary driver of relative performance. Baidu, owner of China’s most popular online search engine, is benefiting from growth in advertising spending in China. The company has enjoyed strong results, particularly since Google’s partial withdrawal from the Chinese market. Shares of credit card companies, including MasterCard, soared after the Federal Reserve announced limits on debit swipe fees that were less onerous to card companies than feared.

The market reacted positively to moves by China’s Tencent Holdings, including the opening of the company’s platform to outside developers and its expansion into new areas such as microblog services and daily deals. Our high level of conviction in various companies within the technology industry drives our continued focus and positioning in the sector. We see superior growth prospects for companies involved in smartphones, tablets, data infrastructure, and cloud computing. Additionally, we are finding opportunities in companies that provide electronic payment options through smartphones.

OUTLOOK

The first-half run for U.S. equities stalled as mixed economic data offered little help in quelling investor anxiety. Concerns over European Union sovereign debt, the U.S. budget deficit and debt ceiling, monetary tightening in emerging economies, and supply chain disruptions from the tragedy in Japan led to heightened risk aversion, with investors questioning the sustainability and durability of global economic growth. However, we believe that these concerns will prove to be transitory as the second half of 2011 unfolds.

We continue to believe we are in the middle stages of an economic recovery and the odds of a double-dip recession are relatively low. Although many economic statistics have been disappointing, history shows that recoveries following a debt crisis tend to be less robust and less persistent. The relatively weak U.S. dollar, while problematic over the long term, should continue to benefit U.S. exports and make American companies more competitive in the global marketplace. Both the housing market, a key driver of economic growth, and the labor market remain weak but are likely to improve early next year. Although monetary tightening in emerging economies is a concern, many of them were overheated prior to the economic crisis and are now in a better position; they should continue to experience robust expansion. In the private sector, fundamentals are strong with high levels of cash flow and healthy balance sheets, which should lead to continued merger and acquisition activity. Commodity prices have recently decreased and may help in the near term, but they remain a key risk to the global economy.

We are reasonably constructive about the equities market for the near to medium term and have positioned the portfolio for modest growth. As always, our bottom-up stock selection process determines sector positioning; however, we feel companies in information technology, industrials and business services, and consumer discretionary will provide the best growth opportunities. We continue to focus on exposure to emerging markets through multinational companies. Health care has become relatively more attractive, and we have incrementally increased our position in the sector based on company-specific research.

In a time of economic volatility, we remain committed to our enduring investment philosophy of buying and holding high-quality large-cap companies with strong balance sheets and excellent management that can sustain double-digit earnings and cash flow growth. Through our in-house global research platform, we feel we can identify fundamentally sound companies in dynamic industries that will provide solid results in various economic environments. Looking forward, our goal is to continually improve the quality of the companies that we own, and we remain vigilant in managing risks relative to the potential return of our holdings.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

July 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

EBITDA: A measure of earnings before interest, taxes, depreciation, and amortization that is used to focus on a company’s liquid cash flow.

Earnings growth rate (current fiscal year): Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for a company’s earnings. The higher the P/E, the more investors are paying for a company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: P/E is a valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for a company’s future earnings. The higher the P/E, the more investors are paying for a company’s expected earnings growth in the next fiscal year.

Price-to-earnings ratio (P/E) – 12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for a company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: ROE is a valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 32.15	$ 27.51	$ 19.24	$ 33.66	$ 31.63	$ 28.40
Investment activities						
Net investment income	–	0.02	0.06	0.14	0.22	0.16
Net realized and unrealized gain (loss)	1.69	4.64	8.26	(14.37)	3.03	3.83
Total from investment activities	1.69	4.66	8.32	(14.23)	3.25	3.99
Distributions						
Net investment income	–	(0.02)	(0.05)	(0.12)	(0.21)	(0.19)
Net realized gain	–	–	–	(0.07)	(1.01)	(0.57)
Total distributions	–	(0.02)	(0.05)	(0.19)	(1.22)	(0.76)
NET ASSET VALUE						
End of period	**$ 33.84**	**$ 32.15**	**$ 27.51**	**$ 19.24**	**$ 33.66**	**$ 31.63**
Ratios/Supplemental Data						
Total return(1)	**5.26%**	**16.93%**	**43.25%**	**(42.26)%**	**10.37%**	**14.05%**
Ratio of total expenses to average net assets	0.70%(2)	0.70%	0.73%	0.71%	0.67%	0.70%
Ratio of net investment income to average net assets	0.02%(2)	0.06%	0.25%	0.49%	0.64%	0.53%
Portfolio turnover rate	16.5%	42.2%	59.0%	55.6%	51.2%	37.8%
Net assets, end of period (in millions)	$ 23,939	$ 22,080	$ 18,348	$ 12,613	$ 21,493	$ 16,078

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 31.90	$ 27.33	$ 19.12	$ 33.40	$ 31.39	$ 28.20
Investment activities						
Net investment income (loss)	(0.03)	(0.05)	0.01	0.08	0.14	0.09
Net realized and unrealized gain (loss)	1.66	4.62	8.20	(14.24)	3.01	3.80
Total from investment activities	1.63	4.57	8.21	(14.16)	3.15	3.89
Distributions						
Net investment income	–	–	–	(0.05)	(0.13)	(0.13)
Net realized gain	–	–	–	(0.07)	(1.01)	(0.57)
Total distributions	–	–	–	(0.12)	(1.14)	(0.70)
NET ASSET VALUE						
End of period	**$ 33.53**	**$ 31.90**	**$ 27.33**	**$ 19.12**	**$ 33.40**	**$ 31.39**

Ratios/Supplemental Data						
Total return(1)	5.11%	16.72%	42.94%	(42.38)%	10.12%	13.79%
Ratio of total expenses to average net assets	0.92%(2)	0.93%	0.92%	0.92%	0.90%	0.92%
Ratio of net investment income (loss) to average net assets	(0.21)%(2)	(0.17)%	0.07%	0.27%	0.41%	0.30%
Portfolio turnover rate	16.5%	42.2%	59.0%	55.6%	51.2%	37.8%
Net assets, end of period (in millions)	$ 2,017	$ 1,957	$ 1,798	$ 1,667	$ 3,664	$ 2,360

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 31.54	$ 27.11	$ 19.01	$ 33.21	$ 31.21	$ 28.04
Investment activities						
Net investment income (loss)	(0.08)	(0.12)	(0.04)	0.01	0.06	0.02
Net realized and unrealized gain (loss)	1.66	4.55	8.14	(14.13)	2.99	3.76
Total from investment activities	1.58	4.43	8.10	(14.12)	3.05	3.78
Distributions						
Net investment income	–	–	–	(0.01)	(0.04)	(0.04)
Net realized gain	–	–	–	(0.07)	(1.01)	(0.57)
Total distributions	–	–	–	(0.08)	(1.05)	(0.61)
NET ASSET VALUE						
End of period	**$ 33.12**	**$ 31.54**	**$ 27.11**	**$ 19.01**	**$ 33.21**	**$ 31.21**

Ratios/Supplemental Data

Total return(1)	**5.01%**	**16.34%**	**42.61%**	**(42.51)%**	**9.85%**	**13.48%**
Ratio of total expenses to average net assets	1.21%(2)	1.20%	1.18%	1.15%	1.15%	1.17%
Ratio of net investment income (loss) to average net assets	(0.49)%(2)	(0.44)%	(0.19)%	0.04%	0.17%	0.06%
Portfolio turnover rate	16.5%	42.2%	59.0%	55.6%	51.2%	37.8%
Net assets, end of period (in thousands)	$ 703,082	$ 731,591	$ 649,529	$ 500,715	$ 912,697	$ 631,627

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 17.5%		
Auto Components 0.4%		
Johnson Controls	2,884,400	120,164
		120,164
Automobiles 0.4%		
General Motors (1)	3,127,900	94,963
		94,963
Hotels, Restaurants & Leisure 5.5%		
Carnival (GBP)	3,711,649	143,858
Chipotle Mexican Grill (1)	604,285	186,235
Ctrip.com International, ADR (1)	3,545,420	152,737
Las Vegas Sands (1)	3,294,300	139,052
Marriott, Class A	7,098,837	251,938
MGM Resorts International (1)	2,232,100	29,486
Royal Caribbean Cruises (1)	2,686,900	101,135
Starbucks	6,979,400	275,616
Starwood Hotels & Resorts Worldwide	3,425,464	191,963
		1,472,020
Internet & Catalog Retail 5.4%		
Amazon.com (1)	4,960,300	1,014,332
Liberty Media Interactive, Class A (1)	6,255,600	104,906
Netflix (1)	53,000	13,923
priceline.com (1)	593,614	303,889
		1,437,050
Media 1.0%		
Discovery Communications, Class A (1)	1,663,211	68,125
Walt Disney	5,427,100	211,874
		279,999
Specialty Retail 1.7%		
AutoZone (1)	219,600	64,749

CarMax (1)	5,765,300	190,659
O'Reilly Automotive (1)	1,259,600	82,516
Ross Stores	1,378,900	110,478
		448,402
Textiles, Apparel & Luxury Goods 3.1%		
Coach	3,160,400	202,044
Fossil (1)	1,100,079	129,501
Nike, Class B	3,365,600	302,837
Polo Ralph Lauren	678,200	89,936
Prada (HKD) (1)	16,075,500	96,990
		821,308
Total Consumer Discretionary		4,673,906
CONSUMER STAPLES 2.1%		
Beverages 0.3%		
Hansen Natural (1)	983,200	79,590
		79,590
Food & Staples Retailing 1.1%		
Costco Wholesale	2,503,700	203,401
Whole Foods Market	1,337,200	84,845
		288,246
Food Products 0.7%		
Green Mountain Coffee (1)	2,047,700	182,778
		182,778
Total Consumer Staples		550,614
ENERGY 8.1%		
Energy Equipment & Services 3.3%		
Cameron International (1)	3,698,738	186,010
FMC Technologies (1)	5,698,000	255,213

Schlumberger	5,106,300	441,184
		882,407
Oil, Gas & Consumable Fuels 4.8%		
Alpha Natural Resources (1)	1,478,200	67,170
Cimarex Energy	889,000	79,939
Continental Resources (1)	2,195,200	142,491
EOG Resources	2,421,600	253,178
Occidental Petroleum	2,843,400	295,827
Peabody Energy	2,817,400	165,973
Suncor Energy	6,708,800	262,314
		1,266,892
Total Energy		2,149,299
FINANCIALS 6.5%		
Capital Markets 2.7%		
Franklin Resources	3,142,060	412,521
Invesco	8,874,204	207,656
Northern Trust	2,397,300	110,180
		730,357
Commercial Banks 0.4%		
U.S. Bancorp	3,729,700	95,145
		95,145
Consumer Finance 1.4%		
American Express	7,423,300	383,784
		383,784
Diversified Financial Services 1.5%		
IntercontinentalExchange (1)	1,737,500	216,684
JPMorgan Chase	4,650,000	190,371
		407,055

Valeant Pharmaceuticals International	2,038,800	105,936
		240,243
Total Health Care		1,826,659
INDUSTRIALS & BUSINESS SERVICES 17.0%		
Aerospace & Defense 2.5%		
Boeing	3,088,800	228,355
Precision Castparts	2,145,700	353,289
Textron	2,964,800	69,999
		651,643
Air Freight & Logistics 3.2%		
Expeditors International of Washington	3,225,900	165,134
FedEx	4,794,700	454,777
UPS, Class B	3,128,400	228,154
		848,065
Construction & Engineering 0.3%		
Fluor	1,338,500	86,547
		86,547
Electrical Equipment 1.7%		
Babcock & Wilcox (1)	2,767,600	76,690
Cooper Industries	1,845,600	110,127
Emerson Electric	2,350,300	132,204
Roper Industries	1,523,200	126,883
		445,904
Industrial Conglomerates 4.2%		
3M	2,276,000	215,879
Danaher	15,418,800	817,042
McDermott International (1)	4,715,700	93,418
		1,126,339

Machinery 2.5%		
Caterpillar	1,037,600	110,463
Cummins	1,263,300	130,739
Deere	1,485,500	122,480
Joy Global	1,516,300	144,412
PACCAR	3,029,200	154,762
		662,856
Road & Rail 1.1%		
Union Pacific	2,894,100	302,144
		302,144
Trading Companies & Distributors 1.5%		
Fastenal	8,862,806	318,973
W. W. Grainger	603,100	92,666
		411,639
Total Industrials & Business Services		4,535,137
INFORMATION TECHNOLOGY 31.6%		
Communications Equipment 3.7%		
Juniper Networks (1)	7,998,000	251,937
Qualcomm	13,070,200	742,257
		994,194
Computers & Peripherals 8.4%		
Apple (1)	5,698,400	1,912,782
EMC (1)	3,762,100	103,646
NetApp (1)	2,773,100	146,364
Sandisk (1)	2,035,700	84,482
		2,247,274
Electronic Equipment, Instruments & Components 2.4%		
Corning	20,699,900	375,703
Dolby Laboratories, Class A (1)	3,832,370	162,722

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $18,537,336)	$ 26,655,976
Receivable for shares sold	39,945
Dividends receivable	14,707
Receivable for investment securities sold	13,199
Other assets	143
Total assets	26,723,970
Liabilities	
Payable for shares redeemed	41,436
Investment management fees payable	11,291
Payable for investment securities purchased	7,937
Due to affiliates	2,316
Other liabilities	2,073
Total liabilities	65,053
NET ASSETS	$ 26,658,917
Net Assets Consist of:	
Undistributed net investment income	$ 2,748
Accumulated undistributed net realized loss	(3,278,567)
Net unrealized gain	8,118,640
Paid-in capital applicable to 788,752,369 shares of $1.00 par value capital stock outstanding; 1,500,000,000 shares authorized	21,816,096
NET ASSETS	$ 26,658,917
NET ASSET VALUE PER SHARE	
Investor Class	
($23,939,296,673 / 707,389,262 shares outstanding)	$ 33.84
Advisor Class	
($2,016,538,376 / 60,133,140 shares outstanding)	$ 33.53
R Class	
($703,081,504 / 21,229,967 shares outstanding)	$ 33.12

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 6/30/11
Investment Income (Loss)		
Income		
Dividend		$ 93,317
Securities lending		52
Total income		93,369
Expenses		
Investment management		69,350
Shareholder servicing		
Investor Class	$ 18,468	
Advisor Class	1,331	
R Class	582	20,381
Rule 12b-1 fees		
Advisor Class	2,507	
R Class	1,782	4,289
Prospectus and shareholder reports		
Investor Class	233	
Advisor Class	27	
R Class	8	268
Custody and accounting		563
Registration		115
Legal and audit		100
Directors		25
Miscellaneous		53
Total Expenses		95,144
Net investment loss		(1,775)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		942,436
Foreign currency transactions		(89)
Net realized gain		942,347
Change in net unrealized gain on securities		361,929
Net realized and unrealized gain		1,304,276
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,302,501

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund – Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund – R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $149,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $62,490,000 for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2011, there were no securities on loan.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $162,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,862,338,000 and $4,329,339,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $4,089,131,000 of unused capital loss carryforwards, which expire: $789,924,000 in fiscal 2016 and $3,299,207,000 in fiscal 2017.

At June 30, 2011, the cost of investments for federal income tax purposes was $18,537,336,000. Net unrealized gain aggregated $8,118,640,000 at period-end, of which $8,376,184,000 related to appreciated investments and $257,544,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $79,000 for Price Associates; $1,242,000 for T. Rowe Price Services, Inc.; and $2,520,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2011, the fund was allocated $384,000 of Spectrum Funds’ expenses and $9,537,000 of Retirement Funds’ expenses. Of these amounts, $5,744,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 2% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 41% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,643,900 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. The information also indicated that the total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011